                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A


    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

FILED BY THE REGISTRANT FILED BY A PARTY OTHER THAN THE REGISTRANT Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 PACIFICNET INC.
                                 ---------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
________________________________________________________________________________

(2)      AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
________________________________________________________________________________

(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
________________________________________________________________________________

(4)      PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
________________________________________________________________________________

(5)      TOTAL FEE PAID:
________________________________________________________________________________

[ ]      Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      AMOUNT PREVIOUSLY PAID:
________________________________________________________________________________

(2)      FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
________________________________________________________________________________

(3)      FILING PARTY:
________________________________________________________________________________

(4)      DATE FILED:
________________________________________________________________________________

                                 PACIFICNET INC.
                                 ---------------
                (Name of Registrant as Specified In Its Charter)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 30, 2005

TO THE STOCKHOLDERS OF PACIFICNET INC:

The Annual Meeting of the Stockholders of PacificNet Inc., a Delaware corporation (the "Company'), will be held on December 30, 2005, at 1:00 p.m. (Hong Kong time), at the Company's executive office located Room 901, Tower A, Tian An High-Tech Plaza, Tian An Cyber Park, Fu Tian District, Shenzhen, China, for the following purposes:

1. To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of Clancy and Co., P.L.L.C., as the Company's independent auditors; and

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on November 15, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.


                                          By Order of the Board of Directors,


                                          /s/  Victor Tong
                                          ------------------------------------
                                          Name:  Victor Tong
                                          Title:  Secretary and Executive
                                                  Director of PacificNet Inc.

Dated:  November 15, 2005

                                 PACIFICNET INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 30, 2005

                                  INTRODUCTION

Your proxy is solicited by the Board of Directors of PacificNet Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on December 30, 2005, at 1:00 p.m. (Hong Kong Time), at the Company's executive office located at Room 901, Tower A, Tian An High-Tech Plaza, Tian An Cyber Park, Fu Tian District, Shenzhen, China, and at any adjournment thereof (the "Annual Meeting"), for the following purposes:

1. To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of Clancy and Co., P.L.L.C. as the Company's independent auditors; and

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has set November 15, 2005 as the record date (the "Record Date") to determine those holders of Common Stock, who are entitled to notice of, and to vote at the Annual Meeting. The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about November 29, 2005.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 11,961,687 shares of Common Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on matters presented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving Victor Tong, our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

We will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Proposal 2 shall be approved upon the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of the Company's independent auditors. Under applicable Delaware law, "broker non-votes" on any other non-routine proposal (where a broker submits a proxy but does not have authority to vote a customer's shares on such proposal) would not be considered entitled to vote on that proposal and will, therefore, have no legal effect on the vote of that particular matter.

WHO PAYS FOR THIS PROXY SOLICITATION?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

                     GENERAL INFORMATION ABOUT THE PROPOSAL

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

In proposal 1, we are seeking the election of seven (7) directors to serve on the board of directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

In proposal 2, we are seeking ratification of the appointment of Clancy and Co., P.L.L.C. as the Company's independent auditors.

WHY IS PACIFICNET SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

PROPOSAL NO. 1: The Delaware General Corporate Law requires corporations to hold elections for directors each year.

PROPOSAL NO. 2. The Company appointed Clancy and Co., P.L.L.C. to serve as the Company's independent auditors during fiscal year 2006. The Company elects to have its stockholders ratify such appointment.

                      OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 11,961,687 shares of Common Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of November 14, 2005 the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company's Common Stock;
(ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                                                                        NUMBER OF          % OF COMMON
                                                                                         SHARES               STOCK
                                                                                      BENEFICIALLY         BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                                                    OWNED (1)             OWNED
---------------------------------------------------------------------------------    ----------------    -----------------
Sino Mart Management Ltd. (2)
16E, Mei On Industrial Bldg, 17 Kung Yip Street, Kwai Chung, NT, Hong Kong                 2,035,160           20%
---------------------------------------------------------------------------------    ----------------    -----------------

Kin Shing Li (3)
Rm 3813, Hong Kong Plaza, 188 Connaught Road West, Hong Kong                               1,150,000           11%
---------------------------------------------------------------------------------    ----------------    -----------------

ChoSam Tong (4)
16E, Mei On Industrial Bldg, 17 Kung Yip Street, Kwai Chung, NT, Hong Kong                 2,012,160           20%
---------------------------------------------------------------------------------    ----------------    -----------------

Tony Tong (5)                                                                                281,000            3%
---------------------------------------------------------------------------------    ----------------    -----------------

ShaoJian (Sean) Wang(6)                                                                      100,000            1%
---------------------------------------------------------------------------------    ----------------    -----------------

Victor Tong (7)                                                                              216,200            2%
---------------------------------------------------------------------------------    ----------------    -----------------

Michael Chun Ha (8)                                                                           35,000            *
---------------------------------------------------------------------------------    ----------------    -----------------

Peter Wang (9)                                                                                35,000            *
---------------------------------------------------------------------------------    ----------------    -----------------

Jeremy Goodwin (9)                                                                            12,000            *
---------------------------------------------------------------------------------    ----------------    -----------------

Jin Tao (9)                                                                                   12,000
---------------------------------------------------------------------------------    ----------------    -----------------

ALL DIRECTORS AND OFFICERS AS A GROUP (7 PERSONS)                                            691,200            7%
---------------------------------------------------------------------------------    ----------------    -----------------

* Indicates less than one percent.
**Unless otherwise indicated, the address for each beneficial owner is: c/o PacificNet Inc., 860 Blue Gentian Road, Ste. 360, Eagan, MN 55121, USA
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all common stock shares shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the "Currently Exercisable Options"). Each beneficial owner's percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.
(2) Sino Mart Management Ltd. is owned by Mr. ChoSam Tong, the father of Mr. Tony Tong.
(3) Information obtained from the Schedule 13D/A filed by Mr. Kin Shing Li on October 14, 2003.
(4) Includes shares of common stock of Sino Mart Management Ltd., which is owned by Mr. ChoSam Tong. Also includes 10,000 shares issuable upon exercise of Currently Exercisable Options owned by Mr. ChoSam Tong.
(5) Excludes 2,012,160 shares owned by Mr. ChoSam Tong, as to which shares Mr. Tony Tong disclaims beneficial ownership. Includes 181,000 shares issuable upon exercise of Currently Exercisable Options.
(6) Represents shares issuable upon exercise of Currently Exercisable Options.
(7) Excludes 2,012,160 shares owned by Mr. ChoSam Tong, as to which shares Mr. Victor Tong disclaims beneficial ownership. Includes 181,000 shares issuable upon exercise of Currently Exercisable Options.
(8) Includes 10,000 shares issuable upon exercise of Currently Exercisable Options.
(9) Represents shares issuable upon exercise of Currently Exercisable Options.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth aggregate information regarding the Company's equity compensation plans in effect as of December 31, 2004:

                                                  NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE            NUMBER OF SECURITIES
                                                  BE ISSUED UPON EXERCISE       EXERCISE PRICE OF         REMAINING AVAILABLE FOR
                                                  OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,         FUTURE ISSUANCE UNDER
                                                    WARRANTS AND RIGHTS        WARRANTS AND RIGHTS       EQUITY COMPENSATION PLANS
------------------------------------------------  -------------------------  ------------------------    ---------------------------
EQUITY COMPENSATION PLANS APPROVED BY SECURITY
HOLDERS                                                   804,100                     $2.90                      2,845,900
------------------------------------------------  -------------------------  ------------------------    ---------------------------

EQUITY COMPENSATION PLANS NOT APPROVED BY
SECURITY HOLDERS                                            N/A                        N/A                          N/A
------------------------------------------------  -------------------------  ------------------------    ---------------------------

TOTAL                                                     804,100                     $2.90                      2,845,900
------------------------------------------------  -------------------------  ------------------------    ---------------------------

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Seven (7) director nominees are seeking to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

                                   MANAGEMENT

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY

Set forth below are the names of the directors, executive officers and key employees of the Company as of November 16, 2004.

      NAME                  AGE                          TITLE
      ----                  ---                          -----
Tony I. Tong                37          Chairman, Chief Executive Officer, and
                                          Director
Victor Tong                 34          President, Secretary, and Director
ShaoJian (Sean) Wang        40          Chief Financial Officer, and Director
Michael Chun Ha             35          Independent Director
Peter Wang                  50          Independent Director
Jeremy Goodwin              37          Independent Director
Tao Jin                     37          Independent Director

Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company other than the relationship between Mr. Tony Tong and Mr. Victor Tong.

INFORMATION ABOUT DIRECTOR NOMINEES

Set forth below is certain information with respect to each director nominee.

Mr. Tony Tong, aged 37, is the Chairman, CEO, Executive Director, and co-founder of PacificNet since 1999. From 1995 to 1997, Mr. Tong served as the Chief Information Officer of DDS Inc., a leading SAP-ERP consulting company in the USA, which was later acquired by CIBER, Inc. (NYSE: CBR). From 1993 to 1994, Mr. Tong worked for Information Advantage, Inc. (Nasdaq:IACO), a leading business intelligence, Data-Mining and CRM technology provider serving Fortune 500 clients. IACO consummated an IPO on Nasdaq in 1997 and was later acquired by Sterling Software and Computer Associates (NYSE:CA). From 1992 to 1993, Mr. Tong worked as a Business Process Re-engineering Consultant at Andersen Consulting (now Accenture, NYSE:ACN). From 1990 to 1991, Mr. Tong worked for ADC Telecommunications (Nasdaq:ADCT), a global supplier of telecom equipment. Mr. Tong's R&D achievements include being the inventor and patent holder of US Patent Number 6,012,066 (granted by US Patent and Trademark Office) titled "Computerized Work Flow System, an Internet-based workflow management system for automated web creation and process management." Mr. Tong also serves on the board of advisors of Fortune Telecom (listed on Hong Kong Stock Exchange:
0110.HK), a leading distributor of mobile phones, PDAs, telecom services, and accessories in China and Hong Kong. Mr. Tong is a frequent speaker on technology investment in China, and was invited to present at the Fourth APEC International Finance & Technology Summit in 2001. Mr. Tong is the Vice Chairman (PRC) of Hong Kong Call Centre Association, a Fellow of Hong Kong Institute of Directors, a consultant on privatization and securitization for China's State-owned Assets Supervision and Administration Commission (SASAC), and a frequent speaker for LexisNexis, a licensed Continued Professional Development (CPD) trainer, on China investment. Mr. Tong graduated with Bachelor of Mechanical/Industrial Engineering Degree from the University of Minnesota and served on the Computer Engineering Department Advisory Board and was an Adjunct Professor at the University of Minnesota, USA.

Mr. Victor Tong, aged 34, is the President, Secretary, and has served on our board as an Executive Director since 2002. Mr. Victor Tong gained his consulting, systems integration, and technical expertise in client/server systems through his experience at Andersen Consulting (now Accenture), American Express Financial Advisors (IDS), 3M, and the Superconductivity Center at the University of Minnesota. In 1994, Victor co-founded Talent Information Management ("TIM"). The Company was originally founded as an operating division of TIM. As the managing partner, Mr. Tong sold GoWeb consulting division of TIM to a billionaire in Minnesota USA in late 1997 and became the President of KeyTech, a leading information technology consulting company based in Minnesota. In 1999, he was recognized in "CityBusiness 40 Under 40" as one of the future business and community leaders in Minnesota. Mr. Tong won the Student Commencement Speaker Award while graduated with honors with a Bachelor of Science in Physics from the University of Minnesota. Mr. Tong is a guest professor at College of Software of Beihang University, one of the top software colleges in China. Victor Tong is the brother of Tony Tong.

Mr. ShaoJian (Sean) Wang, aged 41, is the Chief Financial Officer, and has served on our board as an Executive Director since 2002. Sean Wang also serves as the chairman of GoVideo since January 2005. GoVideo is subsidiary Opta which is a majority owned subsidiary of PRC-based consumer electronics company TCL Corporation. TCL entered into joint ventures with Alcatel and Thomson/RCA in 2004, becoming a worldwide leader in television and mobile phones. Before that, Mr. Wang served as managing director of Thian Bing Investments PTE, Ltd from 1993 to 2002, where he managed the Singapore-based company's multi-million dollar investment operations and identified strategic and investment opportunities. From 1987 to 1993, Mr. Wang held a number of increasingly important positions with St. Paul, Minnesota-based Ecolab Inc., culminating in his serving as general manager for the company's Indonesia operations. Mr. Wang led the strategic marketing initiatives, built high-profile business partnerships, negotiated joint venture agreements, and positioned Ecolab as a market leader. Mr. Wang received a Bachelor of Science Degree in Economics from Hamline University in St. Paul, Minnesota, and a Masters of Business Administration from The Carlson School of Management at the University of Minnesota. Mr. Wang also attended Peking University in Beijing, China, and originally came to the United States as an exchange student.

Mr. Peter Wang, aged 50, has served on our board as an Independent Director since December 24, 2003. Mr. Wang served as a Chief Executive Officer in China Quatum Communications Ltd. Mr. Wang has more than 20 years of experience in telecommunication and technology area with strong background of R&D, operation, and corporate management. Having already built a highly successful, multi-billion dollar telecom venture in China, Unitech Telecom (now named UTStarcom, NASDAQ:UTSI), Mr. Wang is credited with (i) investing innovative technology for the local access in China; (ii) creating market access and brand recognition for a start-up business in China; (iii) building management, engineering and sales teams to bring many products to market. With his vision, UTStarcom successfully launched its digital access, fiber access, and wireless access products. Under his management, UTStarcom made the first digital loop carrier system and installed the first PHS (Personal Handyphone System) system in China. As an entrepreneur, he has successfully co-founded and built other ventures in the US, including World Communication Group and World PCS, Inc. Before forming his own companies, he has worked at AT&T Bell Labs and Racal-Milgo Information System. With AT&T Bell Labs, he worked on Network Evolution Planning and representing AT&T Network System Division served on Network Management Protocol Forum. With Racal-Milgo, he worked on network management system architecture as a senior engineer. As part of the technologically trained community in China, he was elected Deputy Chairman of the Association of Privately Owned High-tech Enterprises in China. He has been elected president of first Chinese PACS User and Providers Forum that promotes the international PCS standard worldwide. He also served on the boards of directors of many U.S. and Chinese companies, specifically Joray Enterprises Inc., Phoenix Tech Ltd. and World Communication Group. Mr. Wang has BS in Computer Science and a MS in Electrical Engineering from University of Illinois, as well as an MBA in Marketing from Southeast-Nova University.

Mr. Michael Chun Ha, aged 35, has served on our board as an Independent Director since December 24, 2003. Mr. Ha graduated from the Faculty of Law, University of Hong Kong in 1994 with a bachelor degree in law and was admitted as a solicitor of the High Court of the Hong Kong Special Administrative Region in 1997 and a solicitor of the Supreme Court of England and Wales in 1998. From 1995 to 2002, Mr. Ha worked as lawyer in a number of international and Hong Kong prestigious law firms, specialize and has extensive experience in the areas of corporate finance, securities offerings, takeovers, cross-border mergers and acquisitions, venture capital, corporate restructuring, regulatory and compliance issues, project finance, and general commercial transactions and services in Hong Kong and the People's Republic of Hong Kong. In 2002, Mr. Ha commence his own practice in the trade name of "Ha and Ho Solicitors" and the firm is specialize in the areas of general commercial transactions, corporate finance and civil and criminal litigations. Mr. Ha is also the company secretary of, Shanxi Central Pharmaceutical International Company Limited, a Hong Kong main board listed company from year 2000 and a director of a private investment company, Metro Concord Investment Limited, from year 2002.

Mr. Jeremy Goodwin, aged 32, has served on our board as an Independent Director since December 24, 2004. Mr. Goodwin is a Vice President with Global Capital Group. He began his career in 1995 as an intern at Mees Pierson Investment Finance S.A. in Geneva, Switzerland where he provided administrative support to the fund raising/private placement team. Noteworthy transactions executed by the group included assistance on the placements of the $1.2 Billion Carlyle Partners II Limited Partnership. In 1997 he went to work for the then parent institution, ABN Amro, in Beijing, China where he established the Global Clients desk representing the bank's multinational clients to sovereign regulatory agencies and local financial institutions while monitoring their working capital needs. During his time there, the office was approved by the Central Bank of China to operate as a fully licensed branch. Noteworthy transactions executed by the group included assistance in the business development and project management for the Royal Dutch Shell Oil project and the Beijing Capital International Airport listing on the Hong Kong Stock Exchange arranged by the Hong Kong office of ABN Amro Rothschild. He also assisted the Singapore Debt Capital Markets team in the business development origination of Sovereign Euro Debt Issuances for the Ministry of Finance and the State Development Bank in Beijing for the People's Republic of China. In 1999, He went to work for ING Barings in London as an International Associate working directly for the business manager to the CEO. One of his primary assignments was in Hong Kong with the ING Beijing Investment arm of Baring Private Equity Partners, a joint venture with the Beijing Municipal Government established in 1994 at the decree of then Chinese Premier Zhu Rong Ji and widely considered the first domestic Chinese Private Equity fund. Mr. Goodwin received his BS from Cornell University in 1996 in conjunction with the Institute of Higher International Studies in Geneva, Switzerland. He later pursued his advanced degree with Princeton University with a concentration in Chinese affairs which he completed at the prestigious Nanjing Chinese Studies Center of the Johns Hopkins School of Advanced International Studies. Jeremy is fluent in written and spoken Mandarin Chinese, French and has working knowledge of Dutch.

Mr. Tao Jin, aged 37, has served on our board as an Independent Director since January 6, 2005. Mr. Jin is a resident partner at Jun He Law Offices (www.JunHe.com), a leading Chinese law firm specializing in commercial legal practice with over 160 lawyers and offices in Beijing, Shanghai, Shenzhen, Dalian, Haikou and New York. Founded in April 1989, Jun He was one of the first private law firms formed in China, and has been a pioneer in the re-established Chinese legal profession with a focus in representing foreign clients in business activities throughout China. Over the past few years, Jun He has been honored a number of times as one of the best law firms in China by the Ministry of Justice of China. With a team of more than 160 well-trained lawyers, Jun He is one of the largest and most established law firms in China. Prior to joining Jun He, Mr. Jin served as Vice President and Assistant General Counsel of J.P. Morgan Chase Bank, as the head legal counsel for capital markets transactions in Asia, and for JPMorgan's M&A transactions in China. Mr. Jin joined Jun He as a partner in 2005. From 1999 to 2002, Mr. Jin served as a Senior New York Qualified Lawyer for Sullivan & Cromwell, which represented China Unicom, PetroChina and China Telecom in their IPO's and dual listings in New York and Hong Kong. From 1996 to 1999, Mr. Jin served as Associate Lawyer for Cleary, Gottlieb Steen & Hamilton, which represented various Fortune 500 companies and investment banks in public and private securities offerings and M&A activities. Mr. Jin received his Juris Doctor in 1996 with high honors from Columbia University, and received B.S. in Psychology in 1990 from Beijing University.

The Board of Directors will vote the proxies "FOR" the election of all of the above-named nominees unless you indicate that the proxy shall not be voted for all or any one of the nominees. Nominees receiving a plurality of the votes cast will be elected as directors. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a director, the proxies will be voted for such substitute nominee, if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                THE SEVEN NOMINEES FOR DIRECTOR SET FORTH HEREIN.

                  COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

Based on the Company's review of copies of Forms 3, 4 and 5 filed with the Securities and Exchange Commission (the "SEC") or written representations from certain reporting persons, we believe that during fiscal year 2004 all officers, directors, and greater than ten-percent beneficial owners timely complied with the applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934 except for Mr. Michael Chu Ha (filed Form 3 dated December 24, 2003 on January 13, 2004), who did not file his Form 3 on a timely basis.

                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors held seven meetings during 2005. No director attended fewer than 75% of the meetings of the Board and any committee of which the director was a member.

         The Board of Directors has an Audit Committee, a Nominating Committee, and a Compensation Committee. The Company does not have a policy with regard to Board members' attendance at annual meetings of stockholders.

         NOMINATING COMMITTEE

         At a board of directors meeting on September 23, 2005, the Board of Directors approved a Nominating Committee, adopted a Nominating Committee Charter, and elected two independent directors, Mr. Michael Ha and Mr. Tao Jin, to sever on the Nominating Committee.

         The Board of Directors accepts director nominations made by stockholders. The Board of Directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, they evaluate the entirety of each candidate's credentials and do not have any specific minimum qualifications that must be met by a nominee. They will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. They will not evaluate candidates differently based on who has made the recommendation.

                  PACIFICNET INC. NOMINATING COMMITTEE CHARTER

PURPOSE

The function of the Nominating Committee (the "Committee") is to identify individuals qualified to become members of the Board of Directors and to recommend individuals to the entire Board of Directors (i) as candidates for election as directors at the next annual meeting of stockholders, and (ii) to be elected or appointed in the case of vacancies on the Board of Directors.

COMPOSITION

The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be "independent" as such term is defined in the Nasdaq Marketplace Rules and applicable SEC regulations.

APPOINTMENT AND REMOVAL

Each member of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

CHAIRPERSON

A Chairperson may be elected by the full Board of Directors, or, if not elected by the full Board of Directors, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership. The Chairperson, if one is elected, will chair all regular sessions of the Committee and set the agendas for Committee meetings.

MEETINGS

The Committee shall meet as frequently as circumstances require. Any member of the Committee may call meetings of the Committee. The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.

DUTIES AND RESPONSIBILITIES

The Committee shall have the following duties and responsibilities:

o Establish criteria for the selection of new directors to serve on the Board of Directors, taking into account at a minimum all applicable laws, rules, regulations and listing standards, a potential candidate's experience, areas of expertise and any other factors the members of the Nominating Committee deem appropriate.

o Identify individuals believed to be qualified as candidates to serve on the Board of Directors and recommend that the Board of Directors nominate such candidates for election by the stockholders at an annual or special meeting or appoint such candidates in the case of vacancies on the Board of Directors.

o Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board of Directors deem appropriate.

QUALIFICATIONS OF CANDIDATES

A nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be "independent", as such term is defined in the Nasdaq Marketplace Rules and applicable SEC regulations.

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTORS

The Nominating Committee will accept recommendations for potential nominees for director from stockholders, directors, officers or employees of the Company. Anyone wishing to recommend an individual for the Board of Directors should forward the name, address and biographical information of a potential nominee to the Nominating Committee of the Board of Directors of PacificNet Inc, c/o PacificNet Inc. 860 Blue Gentian Road, Suite 360, Eagan, Minnesota 55121. The Nominating Committee will evaluate a potential nominee by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election.

The Board of Directors encourages all of its members to attend the Company's annual meeting so that each director may listen to any concerns that stockholders may have that are raised at an annual meeting. Continued lack of attendance at annual meetings without a valid excuse will be considered by the Nominating Committee when determining those Board members who will be recommended to the Board of Directors for re-election.

STOCKHOLDER COMMUNICATIONS

The Board of Directors of the Company encourages the Company's stockholders to send any concerns or comments they might have relating to the Company to the Nominating Committee at the address indicated above.

ADVISORS

The Committee shall have the authority to retain a search firm to assist in identifying director candidates, and retain outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The fees incurred for such services shall be paid for by the Company.

REPORTS AND PERFORMANCE REVIEW

The Committee shall report its actions and any recommendations to the Board of Directors after each Committee meeting. The Committee shall review the adequacy of this Charter from time to time and recommend any proposed changes to the Board of Directors for approval.

* Adopted by Resolution of the Board of Directors on September 23, 2005

         AUDIT COMMITTEE

         The Board of Directors adopted a written charter for the Audit Committee. The Audit Committee's charter states that the responsibilities of the Audit Committee shall include: nominating the Company's independent auditors and reviewing any matters that might impact the auditors' independence from the Company; reviewing plans for audits and related services; reviewing audit results and financial statements; reviewing with management the adequacy of the Company's system of internal accounting controls, including obtaining from independent auditors management letters or summaries on such internal accounting controls; determining the necessity and overseeing the effectiveness of the internal audit function; reviewing compliance with the U.S. Foreign Corrupt Practices Act and the Company's internal policy prohibiting insider trading in its Common Stock; reviewing compliance with the SEC requirements for financial reporting and disclosure of auditors' services and audit committee members and activities; reviewing related-party transactions for potential conflicts of interest; and reviewing with corporate management and internal and independent auditors the policies and procedures with respect to corporate officers' expense accounts and perquisites, including their use of corporate assets. The Audit Committee met four times during 2004.

         The Board of Directors has established an audit committee in accordance with Section 3(a)(58(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Tao, Jin, Jeremy Goodwin, and Peter Wang, each of whom are independent as defined in the The Nasdaq National Market listing standards currently in effect. None of the Audit Committee members is a current officer or employee of the Company or any of its affiliates.

         The Board of Directors has determined that all of the members of the audit committee qualify as an "audit committee financial expert" under the Securities and Exchange Commission's definition.

                          REPORT OF THE AUDIT COMMITTEE

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are "independent" as required by applicable listing standards of the Nasdaq National Market. The Committee operates pursuant to a Charter that was approved by the Board in fiscal 2000. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEE, as currently in effect. Finally, the Committee has received written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's consideration and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Jin Tao
Jeremy Goodwin
Peter Wang

INDEPENDENT DIRECTORS, PACIFICNET INC.
April 15, 2005


COMPENSATION COMMITTEE

The Compensation Committee's charter states that it is the responsibility of the Compensation Committee to make recommendations to the Board of Directors with respect to all forms of compensation paid to our executive officers and to such other officers as directed by the Board and any other compensation matters as from time to time directed by the Board. Our stock option plan, however, is currently administered by the full Board of Directors. The Compensation Committee met one time during 2004.

Our compensation committee currently consists of Messrs. Michael Chun Ha, Jeremy Goodwin, Tao Jin, and Peter Wang, who are all independent directors.

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS.

         The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o PacificNet Inc., 860 Blue Gentian Road, Suite 360, Eagan, MN 55121-1575, USA, or send an e-mail to BoardofDirectors@PacificNet.com. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

SUMMARY COMPENSATION TABLE

The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company's last three fiscal years to each named executive officer.

                                                                               Long Term Compensation
                                                                        -------------------------------------

                                       Annual Compensation                             Awards
----------------  ---------   --------------------------------------    -------------------------------------    -----------------
Name/Principal    Fiscal                       Bonus       Other        Restricted Stock        Stock            All Other Comp.
Position          Year         Salary ($)      ($)         ($)          Award ($)               Options          ($)
----------------  ---------    ------------    --------    ---------    --------------------    -------------    -----------------
Tony Tong, CEO    2004         $70,000            -           -                  -              75,000                  -
----------------  ---------    ------------    --------    ---------    --------------------    -------------    -----------------

                  2003         $100,000           -           -                  -              120,000                 -
----------------  ---------    ------------    --------    ---------    --------------------    -------------    -----------------

                  2002         $110,000           -           -               57,900            206,000                 -
----------------  ---------    ------------    --------    ---------    --------------------    -------------    -----------------


                                   OPTION GRANTS DURING 2004 FISCAL YEAR (INDIVIDUAL GRANTS)

                                                           Percent of Total Options
                            Number of Securities            Granted to Employees in        Exercise or
          Name           Underlying Options Granted               Fiscal Year               Base Price         Expiration Date
--------------------    ------------------------------    ----------------------------    ---------------    ---------------------

Tony Tong, CEO                     75,000                            12.5%                    $2.00             July 26, 2007
--------------------    ------------------------------    ----------------------------    ---------------    ---------------------



                         AGGREGATED OPTION EXERCISES DURING 2003 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


                                                                                                     VALUE ($) OF UNEXERCISED
                   SHARES ACQUIRED          VALUE            NO. OF SECURITIES UNDERLYING         IN-THE-MONEY OPTIONS AT FISCAL
       NAME          ON EXERCISE         REALIZED ($)             UNEXERCISED OPTIONS                  YEAR END 12/31/03 (1)
----------------   -----------------    ---------------    ----------------------------------    ----------------------------------

                                                           Exercisable      Unexercisable        Exercisable       Unexercisable
----------------   -----------------    ---------------    --------------   -----------------    --------------    ----------------

Tony Tong, CEO     200,000              $394,000           6,000            120,000              $21,090           $274,300
----------------   -----------------    ---------------    --------------   -----------------    --------------    ----------------

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL

On December 30, 2002, the Company entered into an Executive Employment Contract with Tony Tong to serve as President and Chief Executive Officer. The employment agreement provides for Mr. Tong to earn an annual base salary of $100,000 in cash, plus $60,000 in stock compensation annually. Mr. Tong is also eligible for an annual bonus for each fiscal year of the Company during the term of his contract based on performance standards as the Board or compensation committee designates. Mr. Tong is entitled to receive a monthly housing allowance of $2,500, monthly automobile allowance of $500, tax preparation expenses of $2,000 per year, and cash bonus based on net profit of the Company.

COMPENSATION OF DIRECTORS

DIRECTORS' FEES. All of the Company's directors are reimbursed for out-of-pocket expenses relating to attendance at meetings. Each director is also entitled to US$200 for each board meeting that such director attends in person, by conference call, or by committee action and US$100 for each committee meeting, payable by cash, common stock or stock options of the Company, at the option of the Company.

ANNUAL RETAINER FEE. Each director is paid an annual retainer fee of US$10,000 in the form of common stock or stock option of the Company, at the option of the Company. Such retainer fee is paid annually in arrears. The number of shares of common stock issued is based on the average closing market price over the ten trading days prior to the end of the six month period that the retainer fee is due.

                                 INDEMNIFICATION

The Company's Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the General Corporation Law of the State of Delaware. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company's Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors' and officers' insurance if available on reasonable terms.

                                   PROPOSAL 2
                     RATIFICATION OF THE APPOINTMENT OF THE
                         INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Clancy and Co., P.L.L.C. has served as our independent auditors since 2001. The Board of Directors has appointed Clancy and Co., P.L.L.C. to continue as our independent auditors for the fiscal year ending December 31, 2004. A representative of Clancy and Co., P.L.L.C.'s Hong Kong cooperation partner, HLB Hodgson Impey Cheng, is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

AUDIT FEES

Audit fees billed to the Company by Clancy and Co., P.L.L.C. for its audit of the Company's annual financial statements for the fiscal year ended December 31, 2004 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission for that fiscal year totaled approximately $70,000. Audit fees billed to the Company by Clancy and Co., P.L.L.C., for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2003 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission for that fiscal year totaled approximately $50,000.

AUDIT-RELATED FEES

There are no audit-related fees to disclose.

TAX FEES

HLB Hodgson Impey Cheng's tax fee for the fiscal year ended December 31, 2003 was $3,500. The Company has not yet been billed for tax fees for the fiscal year ended December 31, 2004.

ALL OTHER FEES

There are no other fees to disclose.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  MISCELLANEOUS

                           2005 STOCKHOLDER PROPOSALS

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2005 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before October 16, 2006. Stockholders of the Company wishing to include proposals in the proxy material for the 2005 Annual Meeting of Stockholders must submit the same in writing so as to be received by Victor Tong, the Secretary of the Company on or before July 27, 2006. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

                                 OTHER BUSINESS

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

                       WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company's annual report on Form 10-KSB was mailed along with this proxy statement.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED NOVEMBER 15, 2005. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors

/s/ Victor Tong
---------------------------------------
Name:  Victor Tong
Title: Secretary and Executive Director



November 15, 2005

                              PACIFICNET INC. PROXY
               FOR ANNUAL MEETING TO BE HELD ON DECEMBER 30, 2005

The undersigned stockholder of PacificNet Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Tony Tong, Victor Tong and ShaoJian (Sean) Wang, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Stockholders of the Company to be held at 1:00 p.m. (Hong Kong Time) at the Company's executive offices located at Room 901, Tower A, Tian An High-Tech Plaza, Tian An Cyber Park, Fu Tian District, Shenzhen, China on December 30, 2005, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.
      --------------------------------------------------------------------

1.
         Elect seven (7)
         Directors         Tony Tong          Victor Tong   ShaoJian (Sean) Wang
                           Tao Jin            Peter Wang    Michael Chun Ha
                           Jeremy Goodwin


[ ]  FOR all nominees listed above (except those    [ ]  WITHHOLD   AUTHORITY to
     whose names or numbers have been written on         vote for all nominees
     the line below)                                     listed above


2. Proposal to ratify the appointment of Clancy and Co., P.L.L.C., as the Company's independent auditors.

         [ ]  FOR                    [ ]  AGAINST                [ ]  ABSTAIN

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         Date:__________, 2005      ___________________________________________
                                    ___________________________________________

                                    PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.